UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – June 10, 2003

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-24206 (Commission File Number)	23-2234473 (IRS Employer Identification Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)

Area Code (610) 373-2400
(Registrant’s telephone number)

Item 9.                                   Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a text of Penn National Gaming, Inc.’s announcement regarding an update to its 2003 projections as presented in a Press Release on June 10, 2003.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 12, 2003	Penn National Gaming, Inc.

By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	June 10, 2003 Press Release